Exhibit 10.3
ASSIGNMENT AND PLEDGE AGREEMENT
Industry Track Agreement
     Western Iowa Energy, LLC, an Iowa limited liability company (“Assignor”) for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby grants, pledges, and assigns to Farm Credit Services of America, FLCA (“Assignee”), all of the Assignor’s right, title and interest in and to:
That certain Industry Track Agreement between Assignor and the Chicago Central and Pacific Railroad Company dated as of the 11th day of April, 2006 pursuant to which Chicago Central and Pacific Railroad Company will provide railroad services to Western Iowa Energy, LLC pursuant to the terms contained in such Industry Track Agreement.
     It is the intention of Assignor that by this assignment Assignee shall acquire all of the rights and obligations previously enjoyed by the Assignor as owner under the Industry Track Agreement.
     Assignor agrees to execute such other documents as may reasonably be requested by Assignee, from time to time to evidence the above and foregoing assignment.

Dated: ~~April~~ June 15, 2006.	Western Iowa Energy, LLC

	By:	s/s John Geake
	Its:	Chairman
By its execution hereof, Chicago Central and Pacific Railroad Company consents to and acknowledges the foregoing collateral assignment of the described agreement.

Dated: ~~April~~ June 15, 2006.	Chicago Central and Pacific Railroad Company

	By:	s/s Ghislain Houle
	Its:	Vice-President-Treasurer

STATE OF IOWA	)
)ss.
COUNTY OF SAC	)
On this 5th day of June, 2006, before me, the undersigned, a Notary Public, personally appeared John Geake, Chairman of Western Iowa Energy, LLC on behalf of said entity, who executed the foregoing instrument, and acknowledged that he executed the same as his voluntary act and deed.

Notarial Seal	SHARON FERTIG	s/s Sharon Fertig
	Commission Number 736092	Sharon Fertig Notary Public
Iowa	My Commission Expires	In and for said State
	8-15-08	My Commission Expires: 8-15-08

STATE OF	)

)ss.
COUNTY OF	)

On this ___day of ___, 2006, before me, the undersigned, a Notary Public, personally appeared                     ,                      of Chicago Central and Pacific Railroad Company on behalf of said entity, who executed the foregoing instrument, and acknowledged that he executed the same as his voluntary act and deed.

                                        Notary Public
In and for said State
My commission expires: